®	N E W S F O R I M M E D I A T E R E L E A S E
1341 West Mockingbird Lane ● Dallas, Texas 75247 ● www.txi.com

TXI REPORTS SECOND QUARTER RESULTS

January 4, 2008 - Dallas, Texas - Texas Industries, Inc. (NYSE-TXI) today reported net income for the quarter ended November 30, 2007 of $29.3 million ($1.05 per share).  For the same period ended November 30, 2006, net income equaled $28.7 million ($1.09 per share).  Last year’s quarter included $12.9 million ($.47 per share) in after-tax income as a result of cash received from the settlement of the U.S. antidumping order on Mexican cement.

“After a year of exceptionally wet weather, product shipments in our Texas markets recovered nicely in the November quarter as weather returned to more normal patterns,” stated Mel Brekhus, Chief Executive Officer.  “The improved weather also provided the opportunity to show the progress made in improving operating margins for TXI’s aggregate and concrete operations.”

In the November quarter, shipments of cement, aggregates and ready-mix concrete increased 6%, 8% and 7%, respectively compared to the prior year’s quarter.  Average realized prices for cement declined about 2% due to a shift in the mix of cement products and markets. Aggregate and ready-mix concrete realized prices improved 8% and 7%.

The November quarter benefited from the absence of major scheduled maintenance at the North Texas cement plant while scheduled maintenance at the plant last year negatively impacted pretax earnings by approximately $10 million.  In California, production quantities and efficiencies associated with old equipment lagged behind those of last year’s quarter, reducing pretax earnings by approximately $7 million.

Selling, general and administrative expenses declined $9.1 million compared to the prior year’s quarter.  Stock-based compensation declined $5.3 million; the remaining decrease in selling, general and administrative expenses was primarily due to lower incentive compensation expense.  Interest expense declined from $4.4 million in last year’s quarter to zero as all interest expense was capitalized in conjunction with cement plant modernization and expansion projects.  Other income declined $21.4 million compared to a year ago.  Last year’s quarter included $19.8 million of pretax income from the settlement of the long-standing U.S. antidumping order on Mexican cement.  The remaining decline in other income was due to lower real estate and interest income.

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TXI REPORTS SECOND QUARTER RESULTS

Texas cement consumption has remained approximately even with that of a year ago, despite a decline in residential construction.  The announced cement price increase for Texas of $10 per ton should be effective by April 2008.  In California, reductions in cement demand have been offset by declining imports. Cement prices in California have remained fairly stable.

“The commissioning of TXI’s new cement capacity in California is proceeding slower than expected and we anticipate that the plant will be fully operational in June of 2008 instead of May as originally planned,” continued Brekhus.  “The California project will add one million tons of additional cement production and also replace 1.3 million tons of older, less efficient production equipment as well.  This project, the new kiln line at TXI’s Central Texas plant and the incremental addition of production at our North Texas plant are expected to increase TXI’s total annual cement production from today’s 5 million tons to almost 8 million tons over the next three to four years.”

A teleconference will be held today, January 4, 2008 at 1:00 p.m. Central Time to further discuss Second Quarter results.  A real-time webcast of the conference is available by logging on to TXI’s website at www.txi.com.

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, changes in costs of raw materials, fuel and energy, the impact of environmental laws and other regulations and risks and uncertainties described in the Company’s reports on SEC Forms 10-K, 10-Q and 8-K.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregates, ready-mix concrete and concrete products.

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CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended November 30,		Six months ended November 30,
In thousands except per share	2007	2006	2007	2006

NET SALES	$268,473	$245,832	$531,927	$517,484

Cost of products sold	208,271	194,057	425,708	399,395
GROSS PROFIT	60,202	51,775	106,219	118,089

Selling, general and administrative	21,064	30,147	43,247	51,205
Interest	--	4,643	--	10,185
Other income	(3,442)	(24,800)	(5,695)	(28,351)
	17,622	9,990	37,552	33,039
INCOME BEFORE INCOME TAXES	42,580	41,785	68,667	85,050

Income taxes	13,265	13,133	21,438	26,967
NET INCOME	$29,315	$28,652	$47,229	$58,083

Net income per share
Basic	$1.07	$1.19	$1.73	$2.42
Diluted	$1.05	$1.09	$1.69	$2.21

Average shares outstanding
Basic	27,348	24,001	27,340	23,980
Diluted	27,849	27,602	27,873	27,558

Cash dividends per share	$.075	$.075	$.15	$.15

Major product shipments
Cement (tons)	1,319	1,239	2,609	2,627
Stone, sand and gravel (tons)	5,863	5,573	11,414	12,034
Ready-mix concrete (cubic yards)	1,050	979	2,048	1,959

Major product prices
Cement ($/ton)	$92.88	$94.85	$94.27	$94.66
Stone, sand and gravel ($/ton)	7.39	6.83	7.28	6.71
Ready-mix concrete ($/cubic yard)	80.19	74.76	80.18	74.33

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Unaudited November 30,	May 31,
In thousands	2007	2007

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$26,216	$15,138
Receivables - net	163,990	142,610
Inventories	112,824	121,467
Deferred income taxes and prepaid expenses	19,785	17,621
TOTAL CURRENT ASSETS	322,815	296,836

OTHER ASSETS
Goodwill	60,110	58,395
Real estate and investments	48,037	111,414
Deferred charges and intangibles	12,097	11,369
	120,244	181,178
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	134,227	132,992
Buildings	40,868	41,485
Machinery and equipment	774,832	752,531
Construction in progress	492,518	362,646
	1,442,445	1,289,654
Less depreciation and depletion	517,557	505,432
	924,888	784,222
	$1,367,947	$1,262,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$115,408	$109,749
Accrued interest, wages and other items	50,568	57,891
Current portion of long-term debt	217	1,340
TOTAL CURRENT LIABILITIES	166,193	168,980

LONG-TERM DEBT	334,517	274,416

DEFERRED INCOME TAXES AND OTHER CREDITS	89,014	90,358

SHAREHOLDERS’ EQUITY
Common stock, $1 par value	27,355	27,323
Additional paid-in capital	454,860	448,289
Retained earnings	300,214	257,087
Accumulated other comprehensive loss	(4,206)	(4,217)
	778,223	728,482
	$1,367,947	$1,262,236

CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Six months ended November 30,
In thousands	2007	2006

OPERATING ACTIVITIES
Net income	$47,229	$58,083
Adjustments to reconcile net income to cash provided by operating activities
Gain on asset disposals	(917)	(539)
Depreciation, depletion and amortization	27,164	22,284
Deferred income taxes	1,127	8,511
Stock-based compensation expense (credit)	(1,325)	6,267
Excess tax benefits from stock-based compensation	(3,383)	(1,563)
Other - net	(945)	(2,724)
Changes in operating assets and liabilities
Receivables - net	(21,357)	2,816
Inventories	8,643	1,562
Prepaid expenses	1,920	2,365
Accounts payable and accrued liabilities	2,320	13,556
Net cash provided by operating activities	60,476	110,618

INVESTING ACTIVITIES
Capital expenditures - expansions	(138,364)	(107,855)
Capital expenditures - other	(36,724)	(39,601)
Proceeds from asset disposals	2,366	775
Purchases of short-term investments	--	(8,500)
Sales of short-term investments	--	49,000
Investments in life insurance contracts	65,529	(4,274)
Other - net	55	(105)
Net cash used by investing activities	(107,138)	(110,560)

FINANCING ACTIVITIES
Long-term borrowings	189,000	--
Debt retirements	(130,237)	(355)
Debt issuance costs	(1,033)	--
Stock option exercises	730	1,843
Excess tax benefits from stock-based compensation	3,383	1,563
Common dividends paid	(4,103)	(3,600)
Net cash provided (used) by financing activities	57,740	(549)
Increase (decrease) in cash and cash equivalents	11,078	(491)

Cash and cash equivalents at beginning of period	15,138	84,139
Cash and cash equivalents at end of period	$26,216	$83,648

Texas Industries, Inc.
Consolidated Statements of Operations
In $ Thousands

	FY2003	FY2004	FY2005		FY2006	FY2007				FY2008
				Q1		Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Shipments
Cement (Thousands of Tons)	4,900	5,298	5,394	1,342	5,136	1,122	1,325	5,074	1,290	1,319			2,609
Aggregates (Thousands of Tons)	19,003	22,282	23,616	7,313	25,246	4,527	5,553	22,114	5,551	5,863			11,414
Ready-mix (Thousands of Cubic Yards)	3,513	3,562	3,678	1,041	3,830	736	970	3,665	998	1,050			2,048

Price
Cement ($ per Ton)	68.90	68.48	75.05	82.02	87.14	95.50	95.51	95.06	95.69	92.88			94.28
Aggregates ($ per Ton)	5.55	5.43	5.68	5.73	6.08	7.30	7.51	7.03	7.17	7.39			7.28
Ready-mix ($ per Cubic Yard)	57.88	57.94	60.54	66.99	69.25	77.49	77.81	75.87	80.17	80.19			80.19

Net Sales	-
Cement	337,624	362,824	404,823	110,075	447,594	107,143	126,551	482,379	123,423	122,586			246,009
Aggregates	105,521	120,997	134,220	41,893	153,480	33,043	41,730	155,562	39,804	43,324			83,128
Ready-mix	203,349	206,394	222,680	69,753	265,254	57,007	75,476	278,067	79,990	84,233			164,223
Other	117,810	116,108	104,847	28,748	118,555	26,048	31,081	119,798	32,175	31,375			63,550
Interplant	(100,478)	(98,353)	(105,576)	(29,479)	(121,127)	(23,890)	(32,992)	(118,406)	(32,432)	(34,750)			(67,182)
Delivery Fees	54,292	59,209	73,809	20,894	80,166	17,420	20,149	78,850	20,494	21,705			42,199
Net Sales	718,118	767,179	834,803	241,884	943,922	216,771	261,995	996,250	263,454	268,473	-	-	531,927

Costs and Expenses (Income)
Cost of Products Sold	596,737	637,347	692,414	194,221	766,941	169,702	191,063	760,160	217,437	208,271			425,708
Selling, General and Administrative	70,666	74,814	78,434	23,228	88,663	27,476	29,425	108,106	22,183	21,064			43,247
Interest	14,827	24,102	23,533	9,264	31,155	3,289	600	14,074	-	-			-
Loss on Debt Retirements and Spin-off Charges		12,302	894	112,284	113,247	26	22	48	-	-			-
Other Income	(4,762)	(40,482)	(22,727)	(4,141)	(47,270)	(3,273)	(5,005)	(36,629)	(2,253)	(3,442)			(5,695)
	677,468	708,083	772,548	334,856	952,736	197,220	216,105	845,759	237,367	225,893	-	-	463,260
Income from Continuing Operations
Before Income Taxes	40,650	59,096	62,255	(92,972)	(8,814)	19,551	45,890	150,491	26,087	42,580	-	-	68,667

Income Taxes	13,485	16,819	16,811	(32,948)	(8,225)	6,838	15,779	49,584	8,173	13,265			21,438
Income from Continuing Operations	27,165	42,277	45,444	(60,024)	(589)	12,713	30,111	100,907	17,914	29,315	-	-	47,229

Income (Loss) from Discontinued Operations - net of Income Taxes	(51,362)	(4,378)	79,079	8,691	8,691			-					-
Income (Loss) before Accounting Change	(24,197)	37,899	124,523	(51,333)	8,102	12,713	30,111	100,907	17,914	29,315	-	-	47,229

Cumulative Effect of Accounting Change - net of
Income Taxes	-	(1,551)	-	-	-	-	-	-	-	-	-	-	-
Net Income	(24,197)	36,348	124,523	(51,333)	8,102	12,713	30,111	100,907	17,914	29,315	-	-	47,229

Texas Industries, Inc.
Consolidated Balance Sheets
In $ Thousands

	5/31/2004	8/31/2005	5/31/2006	2/28/2007	5/31/2007	8/31/2007	11/30/2007

Cash	133,053	137,503	84,139	20,365	15,138	5,165	26,216
Short-term Investments	-	-	50,606	-	-	-	-
Accounts Receivable	108,364	117,817	132,849	126,527	142,610	160,079	163,990
Inventories	89,373	87,961	102,052	114,751	121,467	112,517	112,824
Deferred Income Taxes and Prepaid Expenses	31,553	30,072	33,599	18,779	17,621	13,047	19,785
Total Current Assets	362,343	373,353	403,245	280,422	296,836	290,808	322,815

Goodwill	61,307	61,307	58,395	58,395	58,395	58,395	60,110
Real Estate and Investments	42,430	100,597	125,913	132,884	111,414	112,217	48,037
Deferred Income Taxes, Intangibles and Other Charges	39,259	36,805	22,706	16,097	11,369	12,031	12,097
Net Assets of Discontinued Operations	798,353	-	-	-	-	-	-
	941,349	198,709	207,014	207,376	181,178	182,643	120,244

Property, Plant and Equipment	865,133	885,833	953,474	1,184,578	1,289,654	1,366,431	1,442,445
Accumulated Depreciation	452,324	474,458	483,163	511,406	505,432	510,881	517,557
Net Property, Plant and Equipment	412,809	411,375	470,311	673,172	784,222	855,550	924,888
Total Assets	1,716,501	983,437	1,080,570	1,160,970	1,262,236	1,329,001	1,367,947

Accounts Payable	53,497	66,396	63,581	74,810	109,749	94,516	115,408
Accrued Interest, Wages and Other Items	38,833	31,966	55,059	45,354	57,891	41,710	50,568
Current Portion of Long Term Debt	699	687	681	1,475	1,340	213	217
Total Current Liabilities	93,029	99,049	119,321	121,639	168,980	136,439	166,193

Long Term Debt	598,412	252,188	251,505	250,358	274,416	353,585	334,517

Convertible Subordinated Debentures	199,937	199,937	159,725	92,370	-	-	-

Deferred Income Taxes and Other Credits	63,139	63,961	76,955	87,987	90,358	89,400	89,014

Shareholders Equity	761,984	368,302	473,064	608,616	728,482	749,577	778,223
Total Liabilities and Shareholders Equity	1,716,501	983,437	1,080,570	1,160,970	1,262,236	1,329,001	1,367,947
-	-	-	-			-	-

Texas Industries, Inc.
Consolidated Statements of Cash Flows
In $ Thousands

	FY2003	FY2004	FY2005	FY2006		FY2007				FY2008
				Q1	Total	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
CONTINUING OPERATIONS
Operating Activities
Income from Continuing Operations	27,165	42,277	45,444	(60,024)	(589)	12,713	30,111	100,907	17,914	29,315	-	-	47,229
Adjustments to Reconcile Income from Continuing
Operations to Cash Provided (Used) by
Continuing Operating Activities

Loss on Debt Retirements	-	12,302	-	107,001	107,006	26	22	48	-				-
Loss (Gain) on Asset Disposals	687	(37,997)	(6,582)	(355)	(34,768)	(31)	(2,347)	(2,917)	(455)	(462)			(917)
Depreciation, Depletion and Amortization	49,196	47,409	46,474	11,185	44,955	11,572	12,500	46,356	13,318	13,846			27,164
Deferred Income Taxes (Benefit)	(27,726)	319	33,811	(31,832)	6,581	8,319	(5,476)	11,354	513	614			1,127
Other - Net	6,000	5,391	8,889	(161)	7,570	8,174	5,252	15,406	(5,146)	(507)			(5,653)
Changes in Operating Assets and Liabilities					-			-					-
Receivables Sold	(7,321)	(72,032)	-	-	-			-	-				-
Accounts Receivable - Net	(1,258)	1,052	(8,873)	211	(5,060)	1,724	(3,694)	846	(17,458)	(3,899)			(21,357)
Inventories	(1,635)	1,664	6,082	(4,670)	(18,761)	(13,821)	(6,716)	(18,975)	8,950	(307)			8,643
Prepaid Expenses	2,099	(5,744)	(1,680)	(791)	63	1,545	(2,518)	1,392	1,735	185			1,920
Accounts Payable and Accrued Liabilities	3,889	(3,011)	17,017	(11,198)	(12,155)	(15,088)	33,073	31,541	(5,319)	7,639			2,320
Other Credits	2,819	7,375	3,838	4,993	2,527	-	-	-	-				-
Cash Provided (Used) by Continuing Operations	53,915	(995)	144,420	14,359	97,369	15,133	60,207	185,958	14,052	46,424	-	-	60,476

Investing Activities
Capital Expenditures	(32,327)	(15,887)	(46,178)	(10,321)	(110,245)	(88,983)	(81,219)	(317,658)	(103,592)	(71,496)			(175,088)
Proceeds from Asset Disposals	11,258	47,243	7,136	817	23,107	186	4,591	5,552	1,288	1,078			2,366
Purchases of Short-term Investments - net					(50,500)	10,000	-	50,500	-				-
Investments in Insurance Contracts	(713)	(1,162)	(58,798)	(1,028)	(4,366)	(1,014)	(773)	(6,061)	(415)	65,944			65,529
Other - Net	2,961	(2,875)	(677)	1,605	612	(20)	(211)	(336)	(24)	79			55
Cash Provided (Used) by Investing Activities	(18,821)	27,319	(98,517)	(8,927)	(141,392)	(79,831)	(77,612)	(268,003)	(102,743)	(4,395)	-	-	(107,138)

Financing Activities
Long Term Borrowings	366,640	718,097	-	250,000	250,000	-	38,000	38,000	124,000	65,000			189,000
Debt Retirements	(371,344)	(592,398)	(699)	(600,009)	(600,700)	(930)	(24,236)	(25,521)	(46,173)	(84,064)			(130,237)
Debt Issuance Costs	(1,458)	(16,378)	(39)	(7,051)	(7,363)	-	-	-	(944)	(89)			(1,033)
Debt Retirement Costs		(8,605)	-	(96,024)	(96,029)	(4)	(2)	(6)	-				-
Interest Rate Swap Terminations		8,358	(6,315)	-	-	-	-	-	-				-
Stock Option Exercises	512	2,541	41,399	3,853	7,510	4,133	418	6,394	599	131			730
Common Dividends Paid	(6,315)	(6,336)	(6,643)	(1,711)	(6,908)	(1,868)	(2,049)	(7,517)	(2,051)	(2,052)			(4,103)
Other - Net	(1,961)	(26)	-	-	-	84	47	1,694	3,287	96			3,383
Cash Provided (Used) by Financing Activities	(13,926)	105,253	27,703	(450,942)	(453,490)	1,415	12,178	13,044	78,718	(20,978)	-	-	57,740
Net Cash Provided (Used) by Continuing Operations	21,168	131,577	73,606	(445,510)	(497,513)	(63,283)	(5,227)	(69,001)	(9,973)	21,051	-	-	11,078

DISCONTINUED OPERATIONS
Cash Provided (Used) by Discontinued Operating Activities	(5,797)	12,668	73,104	(6,587)	(7,778)			-					-
Cash Used by Discontinued Investing Activities	(23,265)	(14,068)	(28,163)	(2,712)	(2,757)			-					-
Cash Used by Discontinued Financing Activities	(2,117)	-	-	340,712	340,587			-					-
Net Cash Provided (Used) by Discontinued Operations	(31,179)	(1,400)	44,941	331,413	330,052	-	-	-	-	-	-	-	-
Increase (Decrease) in Cash and Cash Equivalents	(10,011)	130,177	118,547	(114,097)	(167,461)	(63,283)	(5,227)	(69,001)	(9,973)	21,051	-	-	11,078

Beginning Cash and Cash Equivalents	12,887	2,876	133,053	251,600	251,600	83,648	20,365	84,139	15,138	5,165			15,138
Ending Cash and Cash Equivalents	2,876	133,053	251,600	137,503	84,139	20,365	15,138	15,138	5,165	26,216	-	-	26,216

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
In $ Thousands

	FY2003	FY2004	FY2005	FY2006		FY2007				FY2008
				Q1	Total	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
EBITDA Defined
Net Income (Loss) from Continuing Operations	27,165	42,277	45,444	(60,024)	(589)	12,713	30,111	100,907	17,914	29,315	-	-	47,229
Plus (minus):
Interest	14,827	24,102	23,533	9,264	31,155	3,289	600	14,074	-	-	-	-	-
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	(8,225)	6,838	15,779	49,584	8,173	13,265	-	-	21,438
Depreciation, Depletion & Amortization	49,196	47,409	46,474	11,185	44,955	11,572	12,500	46,356	13,318	13,846	-	-	27,164
Loss on Early Retirement of Debt and Spin-off Charges	-	12,302	894	112,284	113,247	26	22	48	-	-	-	-	-
EBITDA	104,673	142,909	133,156	39,761	180,543	34,438	59,012	210,969	39,405	56,426	-	-	95,831

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, and loss on early retirement of debt
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Continuing Operating Activities	53,915	(995)	144,420	14,359	97,369	15,133	60,207	185,958	14,052	46,424	-	-	60,476
Plus (minus):
Changes in Operating Assets and Liabilities	1,407	70,696	(16,384)	11,455	33,386	25,640	(20,145)	(14,804)	12,092	(3,618)	-	-	8,474
Deferred Taxes (Benefit)	27,726	(319)	(33,811)	31,832	(6,581)	(8,319)	5,476	(11,354)	(513)	(614)	-	-	(1,127)
Income Taxes (Benefit)	13,485	16,819	16,811	(32,948)	(8,225)	6,838	15,779	49,584	8,173	13,265	-	-	21,438
Loss (Gain) on Disposal of Assets	(687)	37,997	6,582	355	34,768	31	2,347	2,917	455	462	-	-	917
Interest	14,827	24,102	23,533	9,264	31,155	3,289	600	14,074	-	-	-	-	-
Spin-off Charges	-	-	894	5,283	6,241	-	-	-	-	-	-	-	-
Other - net	(6,000)	(5,391)	(8,889)	161	(7,570)	(8,174)	(5,252)	(15,406)	5,146	507	-	-	5,653
EBITDA	104,673	142,909	133,156	39,761	180,543	34,438	59,012	210,969	39,405	56,426	-	-	95,831

Texas Industries, Inc.
Business Segment Summary
$Thousands

	FY2004	FY2005	FY2006		FY2007				FY2008
		Total	Q1	Total	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment Net Sales (Including Delivery Fees)
Cement	383,623	431,895	116,202	471,482	111,885	132,578	504,923	129,497	129,234			258,731
Aggregates	206,970	225,972	67,643	256,109	60,573	71,611	273,958	71,863	75,958			147,821
Consumer Products	274,939	282,512	87,518	337,458	68,203	90,798	335,775	94,526	98,031			192,557
Eliminations	(98,353)	(105,576)	(29,479)	(121,127)	(23,890)	(32,992)	(118,406)	(32,432)	(34,750)			(67,182)
Total Net Sales	767,179	834,803	241,884	943,922	216,771	261,995	996,250	263,454	268,473	-	-	531,927

Operating Profit
Cement	66,069	82,719	26,341	110,953	36,470	45,381	172,331	17,218	33,950			51,168
Aggregtates	19,047	29,902	7,907	48,339	1,320	10,517	31,251	11,660	11,085			22,745
Consumer Products	11,013	5,259	4,236	10,349	(1,742)	5,324	9,846	4,077	4,607			8,684
Unallocated Overhead and Other Income	26,680	(4,307)	(2,393)	(10,181)	(3,257)	(3,683)	(11,728)	(1,734)	(1,746)			(3,480)
Total Operating Profit	122,809	113,573	36,091	159,460	32,791	57,539	201,700	31,221	47,896	-	-	79,117

Corporate
Selling, General and Administrative	(28,658)	(33,272)	(10,881)	(39,110)	(11,359)	(11,566)	(45,194)	(5,809)	(7,379)			(13,188)
Interest	(24,102)	(23,533)	(9,264)	(31,155)	(3,289)	(600)	(14,074)	-				-
Loss on Debt Retirements and Spin-off Charges	(12,302)	(894)	(112,284)	(113,247)	(26)	(22)	(48)	-				-
Other Income	1,349	6,381	3,366	15,238	1,434	539	8,107	675	2,063			2,738
Income (loss) from Continuing Operations	59,096	62,255	(92,972)	(8,814)	19,551	45,890	150,491	26,087	42,580	-	-	68,667
before Income Taxes

Major Gains (Losses) in Other Income
Unallocated Overhead - Sale of Brick Assets	34,710	-	-	-	-	-	-	-	-	-	-	-
Aggregates - Sale of Emissions Credits	-	6,225	-	-	-	-	-	-	-	-	-	-
Aggregates - Sale of Real Estate	-	-	-	23,987	-	-	-	-	-	-	-	-
Cement - Cement Antidumping Settlement	-	-	-	-	-	-	19,803	-	-	-	-	-